Reinhart Genesis PMV Fund

Schedule of Investments (Unaudited)
February 28, 2023

Description	Shares	Value
COMMON STOCKS - 93.5%
Consumer Discretionary - 17.1%
Carter's	94,250	$7,105,508
frontdoor *	385,105	10,879,216
Gentex	193,430	5,522,427
Grand Canyon Education *	98,400	11,147,736
Hillman Solutions *	1,328,000	11,805,920
Thor Industries	64,680	5,885,233
		52,346,040
Financials - 24.9%
1st Source	40,860	2,035,645
Air Lease, Class A	279,980	12,117,534
Assured Guaranty	157,000	9,798,370
First American Financial	107,000	6,075,460
First Citizens BancShares, Class A	13,030	9,560,893
First Hawaiian	347,490	9,503,851
International Bancshares	107,520	5,217,946
LPL Financial Holdings	11,500	2,869,940
White Mountains Insurance Group	5,100	7,362,207
Wintrust Financial	125,100	11,525,463
		76,067,309
Health Care - 9.9%
AdaptHealth *	125,000	1,998,750
Encompass Health	95,920	5,421,398
Lantheus Holdings *	161,000	11,907,560
Premier, Class A	208,310	6,705,499
Syneos Health, Class A *	106,000	4,263,320
		30,296,527
Industrials - 16.7%
GMS *	112,562	6,833,639
GXO Logistics *	162,000	8,030,340
Insperity	125,830	15,614,245
TriNet Group *	113,000	9,364,310
U-Haul Holding, Series N	200,187	11,136,403
		50,978,937
Information Technology - 13.9%
ACI Worldwide *	449,000	11,606,650
ASGN *	40,000	3,552,000
Euronet Worldwide *	61,000	6,639,850
FormFactor *	152,000	4,575,200
Maxar Technologies	117,026	6,026,839
MAXIMUS	40,000	3,283,200
PAR Technology *	202,375	6,911,106
		42,594,845
Materials - 2.4%
Element Solutions	353,000	7,250,620
Real Estate - 8.6%
Alexander & Baldwin - REIT	481,836	8,995,878
Marcus & Millichap	279,060	9,591,292
Ryman Hospitality Properties - REIT	81,440	7,555,189
		26,142,359
TOTAL COMMON STOCKS
(Cost $247,172,659)		285,676,637

MONEY MARKET FUND - 7.0%
First American Treasury Obligations Fund, Class X, 4.72% ^
(Cost $21,313,612)	21,313,612	21,313,612

Total Investments - 100.5%
(Cost $268,486,271)		306,990,249
Other Assets and Liabilities, Net - (0.5)%		(1,656,619)
Total Net Assets - 100.0%		$305,333,630

* Non-income producing security.
REIT - Real Estate Investment Trust
^ The rate shown is the annualized seven-day effective yield as of February 28, 2023.

The Global Industry Classification Standard ("GICS"®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of February 28, 2023, the Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks	$285,676,637	$-	$-	$285,676,637
Short-Term Investment	21,313,612	-	-	21,313,612
Total Investments	$306,990,249	$-	$-	$306,990,249

Refer to Schedule of Investments for further information on the classification of investments.